Exhibit 13.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon Cameron, as Chief Executive Officer of Acambis plc (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

the accompanying Annual Report on Form 20-F for the year ended December 31, 2005, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2006	By:	/s/ Gordon Cameron
	Name:	Gordon Cameron
	Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Acambis plc and will be retained by Acambis plc and furnished to the Securities and Exchange Commission or its staff upon request.